Statement of Changes in Net Assets Available for Benefits - EBP 003 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Dividends	$ 15,309,184	$ 11,577,486
Net appreciation in fair value of investments	28,676,189	18,294,650
Total investment income	43,985,373	29,872,136
Contributions:
Employer	6,931,350	6,482,340
Participants	8,403,272	7,561,554
Rollovers	3,094,144	1,890,605
Total contributions	18,428,766	15,934,499
Interest income on participant notes receivable	257,939	219,903
Total additions	62,672,078	46,026,538
Deductions
Benefits paid to participants	33,582,174	25,432,398
Administrative expenses	134,196	116,660
Total deductions	33,716,370	25,549,058
Net increase in net assets available for benefits	28,955,708	20,477,480
Transfers in	668,218	0
Net assets available for benefits, beginning of year	258,559,119	238,081,639
Net assets available for benefits, end of year	$ 288,183,045	$ 258,559,119